-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): July 15, 2003


     Bear Stearns Asset Backed Funding Inc. (as depositor under the Sales and Servicing Agreement, dated as of December 12, 2002, providing for, inter alia, the issuance of Whole Auto Loan Trust 2002-1)

                     BEAR STEARNS ASSET BACKED FUNDING INC
                          Whole Auto Loan Trust 2002-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-99207-01                22-3863780
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust. This report and exhibit is being filed, pursuant to the terms of agreements dated December 12, 2002. Bear Stearns Asset Backed Funding Inc. entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding
Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2002-1 (the "Trust") and (2) a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), between Whole Auto Loan Trust, as seller, and Bear Stearns Asset Backed Funding Inc., as purchaser. Also on December 12, 2002, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     On July 15, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on July 15, 2003 as Exhibit 99.1.

Bear Stearns Asset Backed Funding Inc.
Whole Auto Loan Trust 2002-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein



Date:  July 17, 2003              By: /s/ Craig Kantor
                                        -----------------------------
                                        Craig Kantor
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2002-1
                        Statement to Certificateholders
                                July 15, 2003


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL               PRIOR                                                                        CURRENT
               FACE                  PRINCIPAL                                                                   PRINCIPAL
   CLASS       VALUE                 BALANCE         PRINCIPAL        INTEREST              TOTAL                 BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1          850,000,000.00    294,931,337.46     110,599,619.39       349,002.08        110,948,621.47        184,331,718.07
A2          956,875,000.00    956,875,000.00               0.00     1,499,104.17          1,499,104.17        956,875,000.00
A3          634,550,000.00    634,550,000.00               0.00     1,374,858.33          1,374,858.33        634,550,000.00
A4          353,212,000.00    353,212,000.00               0.00       894,803.73            894,803.73        353,212,000.00
B            72,777,000.00     72,777,000.00               0.00       176,484.23            176,484.23         72,777,000.00
C            29,110,000.00     29,110,000.00               0.00       104,068.25            104,068.25         29,110,000.00
D            72,777,000.00     72,777,000.00               0.00       363,885.00            363,885.00         72,777,000.00
CERT                  0.00              0.00               0.00             0.00                  0.00                  0.00
TOTALS    2,969,301,000.00  2,414,232,337.46     110,599,619.39     4,762,205.79        115,361,825.18      2,303,632,718.07

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       PRIOR                                                                  CURRENT
                       PRINCIPAL                                                              PRINCIPAL                 PASS-THRU
CLASS     CUSIP        FACTOR             PRINCIPAL        INTEREST          TOTAL            FACTOR       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1      96683MAA1        346.97804407   130.11719928   0.41059068     130.52778996          216.86084479      A1     1.420000 %
A2      96683MAB9      1,000.00000000     0.00000000   1.56666667       1.56666667        1,000.00000000      A2     1.880000 %
A3      96683MAC7      1,000.00000000     0.00000000   2.16666666       2.16666666        1,000.00000000      A3     2.600000 %
A4      96683MAD5      1,000.00000000     0.00000000   2.53333332       2.53333332        1,000.00000000      A4     3.040000 %
B       96683MAE3      1,000.00000000     0.00000000   2.42500007       2.42500007        1,000.00000000      B      2.910000 %
C       96683MAF0      1,000.00000000     0.00000000   3.57500000       3.57500000        1,000.00000000      C      4.290000 %
D       96683MAG8      1,000.00000000     0.00000000   5.00000000       5.00000000        1,000.00000000      D      6.000000 %
TOTALS                   813.06419843    37.24769546   1.60381376      38.85150922          775.81650296
---------------------------------------------------------------------------------------------------------  ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Joshua Goldberg
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5416
                              Fax: (212) 623-5932
                      Email: Joshua.Goldberg@JPMChase.com
             ------------------------------------------------------



     RECEIVABLES
                             Beginning Receivables Balance                                                        2,476,931,611.03
                             Ending Receivables Balance                                                           2,369,938,685.01
                             Beginning Number of Contracts                                                                 168,155
                             Ending Number of Contracts                                                                    164,101

     COLLECTIONS
                             Interest:
                             Interest Collections                                                                    11,822,640.84
                             Reinvestment Income                                                                         92,813.18
                             Repurchased Loan Proceeds Related to Interest                                                    0.00
                             Total Interest Collections                                                              11,915,454.02

                             Principal:
                             Principal Collections                                                                   65,885,276.74
                             Prepayments in Full                                                                     38,060,817.80
                             Repurchased Loan Proceeds Related to Principal                                                   0.00
                             Total Principal Collections                                                            103,946,094.54

                             Recoveries and Liquidation Proceeds                                                      1,605,668.49

                             Total Collections                                                                      117,467,217.05

                             Principal Losses for Collection Period                                                   3,046,831.48

     DISTRIBUTIONS
     Fees:
                             Receivable Servicers                                                                     2,064,109.68
                             Data Administration and Reporting Fees:                                                     41,282.19
                             Other Fees:                                                                                      0.00
                             Total Fees:                                                                              2,105,391.87

     Interest Distribution Amounts
                             Interest Due - Class A-1                                                                   349,002.08
                             Interest Paid - Class A-1                                                                  349,002.08
                             Shortfall - Class A-1                                                                            0.00
                             Carryover Shortfall - Class A-1                                                                  0.00
                             Change in Carryover Shortfall - Class A-1                                                        0.00

                             Interest Due - Class A-2                                                                 1,499,104.17
                             Interest Paid - Class A-2                                                                1,499,104.17
                             Shortfall - Class A-2                                                                            0.00
                             Carryover Shortfall - Class A-2                                                                  0.00
                             Change in Carryover Shortfall - Class A-2                                                        0.00

                             Interest Due - Class A-3                                                                 1,374,858.33
                             Interest Paid - Class A-3                                                                1,374,858.33
                             Shortfall - Class A-3                                                                            0.00
                             Carryover Shortfall - Class A-3                                                                  0.00
                             Change in Carryover Shortfall - Class A-3                                                        0.00

                             Interest Due - Class A-4                                                                   894,803.73
                             Interest Paid - Class A-4                                                                  894,803.73
                             Shortfall - Class A-4                                                                            0.00
                             Carryover Shortfall - Class A-4                                                                  0.00
                             Change in Carryover Shortfall - Class A-4                                                        0.00

                             Interest Due - Class B                                                                     176,484.23
                             Interest Paid - Class B                                                                    176,484.23
                             Shortfall - Class B                                                                              0.00
                             Carryover Shortfall - Class B                                                                    0.00
                             Change in Carryover Shortfall - Class B                                                          0.00

                             Interest Due - Class C                                                                     104,068.25
                             Interest Paid - Class C                                                                    104,068.25
                             Shortfall - Class C                                                                              0.00
                             Carryover Shortfall - Class C                                                                    0.00
                             Change in Carryover Shortfall - Class C                                                          0.00

                             Interest Due - Class D                                                                     363,885.00
                             Interest Paid - Class D                                                                    363,885.00
                             Shortfall - Class D                                                                              0.00
                             Carryover Shortfall - Class D                                                                    0.00
                             Change in Carryover Shortfall - Class D                                                          0.00

                             Interest Due - Total                                                                     4,762,205.79
                             Interest Paid - Total                                                                    4,762,205.79
                             Shortfall - Total                                                                                0.00
                             Carryover Shortfall - Total                                                                      0.00
                             Change in Carryover Shortfall - Total                                                            0.00

     Principal Allocations
                             First Allocation of Principal                                                                    0.00
                             Second Allocation of Principal                                                           6,624,954.32
                             Third Allocation of Principal                                                           29,110,000.00
                             Regular Principal Allocation                                                            74,864,665.07
                             Total Principal Allocations                                                            110,599,619.39

     Principal Distribution Amounts
                             Principal Distribution - Class A-1                                                     110,599,619.39
                             Principal Distribution - Class A-2                                                               0.00
                             Principal Distribution - Class A-3                                                               0.00
                             Principal Distribution - Class A-4                                                               0.00
                             Principal Distribution - Class B                                                                 0.00
                             Principal Distribution - Class C                                                                 0.00
                             Principal Distribution - Class D                                                                 0.00

                             Certificate Distribution                                                                         0.00

     Total Distribution                                                                                             117,467,217.05

     PORTFOLIO INFORMATION
                             Weighted Average Coupon                                                                        5.94 %
                             Weighted Average Original Term (months)                                                         57.43
                             Weighted Average Remaining Term                                                                 39.41
                             Weighted Average Age (months)                                                                   18.47
                             Remaining Number of Receivables                                                               164,101
                             Portfolio Receivable Balance (end of period)                                         2,369,938,685.01
                                                   Discount Receivables                                           1,253,864,405.10
                                                   Non-Discount Receivables                                       1,051,855,978.04
                             Adjusted Portfolio Receivable Balance (end of period)                                2,305,720,383.14

     OVERCOLLATERALIZATION INFORMATION
                             Overcollateralization Amount                                                             2,087,665.07
                             Target Level of Overcollateralization                                                   32,280,085.36

     NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                             Total Principal Losses for Collection Period                                             3,046,831.48

                                                                                                                            Page 8
                             Recoveries and Liquidation Proceeds                                                      1,605,668.49
                             Net Losses for Collection Period                                                         1,441,162.99
                             Net Loss Rate for Collection Period(annualized)                                              0.6982 %

                             Cumulative Net Losses for all Periods($)                                                 5,131,818.32
                             Cumulative Net Losses for all Periods(% of original portfolio)                               0.1711 %

                             Delinquent Receivables
                             Number of Contracts
                             31 - 60 Days Delinquent                                                                         2,019
                             61 - 90 Days Delinquent                                                                           268
                             91 - 120 Days Delinquent                                                                           54
                             Over 120 Days Delinquent                                                                          426
                             Sub Total                                                                                       2,767
                             Repossesions (# of vehicles)                                                                      238
                             Total Number of Delinquencies and Repossesions                                                  3,005

                             $ Amount of Delinquency
                             31 - 60 Days Delinquent                                                                 29,789,610.10
                             61 - 90 Days Delinquent                                                                  3,876,743.35
                             91 - 120 Days Delinquent                                                                   794,157.91
                             Over 120 Days Delinquent                                                                 6,595,599.79
                             Sub Total                                                                               41,056,111.15
                             Repossesions                                                                             4,034,704.83
                             Total Amount of Delinquencies and Repossesions                                          45,090,815.98

                             % of End Period Balance
                             31 - 60 Days Delinquent                                                                      1.2570 %
                             61 - 90 Days Delinquent                                                                      0.1636 %
                             91 - 120 Days Delinquent                                                                     0.0335 %
                             Over 120 Days Delinquent                                                                     0.2783 %
                             Sub Total                                                                                    1.7324 %
                             Repossesions                                                                                 0.1702 %
                             Total % of Delinquencies and Repossesions                                                    1.9026 %


                             Monthly Net Loss Rate:
                             Current Collection Period                                                                    0.0582 %
                             Preceding Collection Period                                                                  0.0598 %
                             Second Preceding Collection Period                                                           0.0390 %
                             Three Month Average                                                                          0.0523 %
                             Annualized Average Net Loss Rate                                                             0.6278 %



Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
